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                                                    Washington Federal, Inc.
                                                           Fact Sheet
                                                         March 31, 2004
                                                        ($ in Thousands)

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

                                               9/03 QTR                   12/03 QTR                    3/04 QTR
                                               --------                    --------                   ---------
Loan Loss Reserve - Total                    $   25,806                  $   25,630                  $   25,462
                  - General                      24,029                      24,683                      24,075
                  - Specific                      1,777                         947                       1,388
                  - Acq'd through Acquisition     1,597                         ---                         ---
Net Charge-offs (Recoveries) for the Qtr            307                         176                         168
Nonperforming Assets - Total                     27,434                      24,785                      25,216
                     - REO                       11,496                       9,122                       8,567
                     - Nonaccrual                15,938                      15,663                      16,649
Troubled Debt Restructuring                       2,551                       1,475                       1,465

Capital Ratios - Tangible                       956,471      12.91%         972,908      13.11%         990,996      13.36%
               - Core                           956,471      12.91          972,908      13.11          990,996      13.36
               - Risk Based                     974,776      24.10          991,697      25.34        1,008,351      25.81

                                               9/03 QTR      9/03 YTD     12/03 QTR                    3/04 QTR      3/04 YTD
                                               --------      --------      --------                   ---------      --------
Loan Originations - Total                    $  567,820    $1,867,111    $  483,260                  $  429,564    $  912,824
                  - Construction                126,436       487,692       114,660                     127,989       242,649
                  - Land                         45,986       163,532        63,436                      56,966       120,402
                  - Permanent                   350,527     1,078,374       283,905                     223,002       506,907
                  - Refinances                   44,871       137,513        21,259                      21,607        42,866

                                               9/03 QTR      9/03 YTD     12/03 QTR                    3/04 QTR      3/04 YTD
                                               --------      --------      --------                    --------      --------
Loan Servicing Fee Income                    $    2,214    $    6,965    $    1,573                  $    1,223    $    2,796
Other Fee Income                                    337           983           220                         237           457
                                               --------      --------      --------                    --------      --------
     Total Fee Income                        $    2,551    $    7,948    $    1,793                  $    1,460    $    3,253
                                               ========      ========      ========                    ========      ========

                                               9/03 QTR      9/03 YTD     12/03 QTR                    3/04 QTR      3/04 YTD
                                               --------      --------      --------                    --------      --------
Average Loans                                $4,608,632    $4,740,877    $4,830,266                  $4,874,013    $4,852,020
Average Earning Assets                        6,998,817     7,058,975     7,227,381                   7,264,724     7,245,950
Average Assets                                7,316,035     7,334,334     7,537,182                   7,537,758     7,536,417
Operating Expenses/Average Assets                  0.55%         0.60%         0.57%                       0.59%         0.58%
Efficiency Ratio                                  15.95         16.48         17.57                       18.14         17.85
Amortization of Intangibles                  $      126    $      126    $      368                  $      355    $      723

Repayments                                     9/03 QTR      9/03 YTD     12/03 QTR                    3/04 QTR      3/04 YTD
----------                                     --------      --------      --------                    --------      --------
     Loans                                   $  653,125    $2,570,456    $  441,153                  $  348,201    $  789,354
     MBS                                        145,277       644,821        84,734                      55,189       139,923

EOP Numbers                                    9/03 QTR                   12/03 QTR                    3/04 QTR
-----------                                    --------                    --------                   ---------
Shares Issued and Outstanding                78,290,836 *                78,410,068 *                78,498,545

Share repurchase information                   9/03 QTR      9/03 YTD     12/03 QTR                    3/04 QTR      3/04 YTD
----------------------------                   --------      --------      --------                    --------      --------
Remaining shares auth. for repurchase         3,094,103 *   3,094,103 *   3,094,103 *                 3,094,103     3,094,103
Shares repurchased                                  ---       561,077 *         ---                         ---           ---
Average share repurchase price               $      ---    $    17.88 *  $      ---                  $      ---    $      ---

* - Item has been adjusted for the Feb. 2004 10% stock dividend

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Tangible Book Value                            9/03 QTR                   12/03 QTR                    3/04 QTR
-------------------                            --------                    --------                   ---------
     $ Amount                                $  995,260                  $1,010,232                  $1,032,727
     Per Share                                    12.71 *                     12.88 *                     13.16
# of Employees                                      754                         751                         754
Tax Rate - Going Forward                         35.25%                      35.25%                       35.25%

                                                 9/03 QTR                   12/03 QTR                    3/04 QTR
                                             ----------------            ----------------            ----------------
Loan Portfolio by Category                     AMOUNT      %               AMOUNT      %               AMOUNT      %
--------------------------                     ------      -               ------      -               ------      -
     Permanent 1-4 Family Loans              $3,839,535  74.0%           $3,824,966  73.2%           $3,852,130  72.6%
     Multi-Family                               479,129   9.2               480,365   9.2               490,865   9.3
     Construction                               651,242  12.6               648,049  13.1               705,726  13.3
     Land                                       217,215   4.2               232,904   4.5               254,610   4.8
                                             ----------  ----            ----------  ----            ----------  ----
 Gross Loans (before ALL, Deferrals and LIP) $5,187,121   100%           $5,222,284   100%           $5,303,331   100%
                                             ==========  ====            ==========  ====            ==========  ====

                                                      9/03 QTR                   12/03 QTR                    3/04 QTR
                                             -----------------------     -----------------------     -----------------------
Deposits by State                              AMOUNT      %      #        AMOUNT      %      #         AMOUNT      %      #
-----------------                              ------      -      -        ------      -      -         ------      -      -
     WA                                      $2,233,916  48.8%    44     $2,235,420  48.8%    44     $2,222,699  48.8%    44
     ID                                         480,375  10.5     16        484,151  10.6     16        483,037  10.6     16
     OR                                         777,554  17.0     24        779,472  17.0     24        774,609  17.0     24
     UT                                         270,487   5.9     11        267,373   5.8     11        270,082   5.9     11
     NV                                          64,766   1.4      2         60,881   1.3      2         61,534   1.3      2
     TX                                          28,156   0.6      1         23,848   0.5      1         23,275   0.5      1
     AZ                                         722,344  15.8     20        728,015  15.9     20        725,510  15.9     20
                                             ----------  ----    ---     ----------  ----    ---     ----------  ----    ---
     Total                                   $4,577,598   100%   118     $4,579,160   100%   118     $4,560,746   100%   118
                                             ==========  ====    ===     ==========  ====    ===     ==========  ====    ===

                                                 9/03 QTR                    12/03 QTR                     3/04 QTR
                                             ----------------            ----------------            ----------------
Deposits by type                               AMOUNT      %               AMOUNT      %               AMOUNT      %
----------------                               ------      -               ------     -                ------      -
Checking (Noninterest)                       $   26,615   0.6%           $   16,817   0.4%           $   18,625   0.4%
Now (interest)                                  163,738   3.6               166,876   3.6               169,947   3.7
Savings (passbook/stmt)                         234,023   5.1               227,653   5.0               228,712   5.0
Money Market                                  1,037,641  22.7               990,221  21.6               963,632  21.1
C.D.'s                                        3,115,581  68.1             3,177,593  69.4             3,179,830  69.8
                                             ----------  ----            ----------   ----           ----------  ----
Total                                        $4,577,598   100%           $4,579,160   100%           $4,560,746   100%
                                             ==========  ====            ==========   ====           ==========  ====

Deposits greater than $100,000 - EOP         $1,133,373                  $1,141,618                  $1,145,097

Brokered Deposits                            $      ---                  $      ---                  $      ---

* - Item has been adjusted for the Feb. 2004 10% stock dividend

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